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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated November 22, 1999, except as to Note 13 for which the date is May 17, 2000, relating to the financial statements of Network Engines, Inc., which appears in Network Engines, Inc.'s Registration Statement on Form S-1 (File No. 333-34286).

                                     /s/ PricewaterhouseCoopers LLP

                                     PricewaterhouseCoopers LLP

Boston, Massachusetts
July 12, 2000